EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                 In connection with the Annual Report on Form 10-K of SunTrust Banks, Inc. (the “Company”) for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Spiegel, Vice Chairman of the Board and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN W. SPIEGEL

John W. Spiegel
Vice Chairman of the Board and Chief Financial Officer

Date: February 10, 2003